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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) July 23, 2004
                                                ---------------


                           The Med-Design Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-25852                23-2771475
----------------------------       ----------------      ------------------
(State or Other Jurisdiction       (Commission File        (IRS Employer
     of Incorporation)                 Number)           Identification No.)


         2810 Bunsen Avenue, Ventura, CA                      93003
     ----------------------------------------               ----------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code  805-339-0375
                                                    ------------






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 23, 2004, PricewaterhouseCoopers LLP ("PwC") advised The Med-Design Corporation (the "Company") that it will resign as the independent registered public accounting firm upon completion of procedures related to the Company's Form 10-Q for the quarter ended June 30, 2004.

         PwC's reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended December 31, 2003 and 2002 and through July 23, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to PwC's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for such fiscal years.

         During the fiscal years ended December 31, 2003 and 2002 and through July 23, 2004, there were no reportable events (as defined in Regulation S-K
Item 304(a)(1)(v)).

         We have requested PwC to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter, dated July 30, 2004, is filed as
Exhibit 16 to this Form 8-K.




ITEM 7. EXHIBITS

16. Accountant's Letter dated July 30, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 The Med-Design Corporation



                                                 By: LAWRENCE D. ELLIS
                                                     -------------------------
                                                     Lawrence D. Ellis
                                                     Chief Financial Officer


                                                     Date: July 30, 2004